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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                         TO THE HOLDERS OF:
BANK OF                        CORPORATE BOND-BACKED CERTIFICATES
   NEW                         SERIES 1998-NSC-1
  YORK                         CLASS A-1 CERTIFICATES
                                              CUSIP NUMBER: 219-87H-AN5
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
in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                            NOVEMBER 15, 2005

INTEREST ACCOUNT
Balance as of      May 16, 2005                                                                                               $0.00
      Schedule Income received on securities............................................                                $544,948.00
      Unscheduled Income received on securities.........................................                                      $0.00
      Interest Received on sale of securities...........................................                                      $0.00
LESS:
      Distribution to Class A-1 Holders.................................................     $541,948.00
      Distribution to Swap Counterparty.................................................           $0.00
      Trustee Fees......................................................................       $2,250.00
      Fees allocated for third party expenses...........................................         $750.00
Balance as of      November 15, 2005                                                            Subtotal                      $0.00


PRINCIPAL ACCOUNT
Balance as of      May 16, 2005                                                                                               $0.00
      Scheduled Principal payment received on securities................................                                $442,552.00
      Principal received on sale of securities..........................................                                      $0.00
LESS:
      Distribution to Class A-1 Holders.................................................     $442,552.00
      Distribution to Swap Counterparty.................................................           $0.00
Balance as of      November 15, 2005                                                            Subtotal                      $0.00
                                                                                                 Balance                      $0.00
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             UNDERLYING SECURITIES HELD AS OF:    November 15, 2005
                             $25,000,000 7.90% NOTES
                                    ISSUED BY
                          NORFOLK SOUTHERN CORPORATION
                          CUSIP# : 655-844-AK4